EXHIBIT 10.52

AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

AMENDMENT, dated as of October 31, 2006, to REGISTRATION RIGHTS AGREEMENT (the “Agreement”), dated as of June 29, 2006, by and among Kiwa Bio-Tech Products Group Corporation, a Delaware corporation (the “Company”), and each of the undersigned Initial Investors. All capitalized terms herein not otherwise defined have the meanings given in the Agreement.

WHEREAS:

A.  In response to its efforts to fulfill its covenant under the Agreement to register the Registrable Securities, the SEC Staff has required the Company to reduce the number of shares included in the registration statement; and

B.  To parties desire to amend the Agreement to reflect the requirements imposed on the Company;

NOW, THEREFORE, the parties agree that the Agreement is hereby amended as follows:

1.	Section 2(a) of the Agreement is amended such that the phrase “two and one quarter times the sum of the number of Conversion Shares” is amended to read “one times the number of Conversion Shares”.

2.	Section 3(b) of the Agreement is amended to add the following sentence to the end of the section:

The parties agree that the Company’s obligations under this Section 3(b), including the potential application of Section 2(c), is relaxed to the extent SEC rules or SEC staff positions prevent the inclusion of any Registrable Securities in a registration statement.

3.	Section 3(q) is hereby amended to add the following sentence to the end of the section:

Pursuant to the foregoing sentence, the Initial Investors hereby consent to the inclusion of 9,374,453 shares held by shareholders other than the Initial Investors in the Company’s initial registration statement filed pursuant to Section 2(a), as set forth in its Form SB-2 filed with the SEC on August 11, 2006.

(Signature page follows)

IN WITNESS, the Company and the undersigned Initial Investors have caused this Agreement to be duly executed as of the date first above written.

KIWA BIO-TECH PRODUCTS GROUP CORPORATION

/s/ Wei Li
Wei Li
Chief Executive Officer

INITIAL INVESTORS

AJW PARTNERS, LLC		NEW MILLENNIUM CAPITAL PARTNERS, II, LLC
By: SMS Group, LLC		By: First Street Manager II, LLC

By:	/s/ Corey S. Ribotsky	By:	/s/ Corey S. Ribotsky
	Corey S. Ribotsky		Corey S. Ribotsky
	Manager of SMS Group, LLC		Manager of First Street Manager II, LLC

AJW OFFSHORE, LTD.		DOUBLE U MASTER FUND LP
By: First Street Manager II, LLC

By:	/s/ Corey S. Ribotsky	By:	/s/ Susan Parker
	Corey S. Ribotsky		Susan Parker
	Manager of First Street Manager II, LLC		Navigator Management Ltd Authorized Signator

AJW QUALIFIED PARTNERS, LLC		NITE CAPITAL LP
By: AJW Manager, LLC

By:	/s/ Corey S. Ribotsky	By:	/s/ Keith Goodman
	Corey S. Ribotsky		Keith Goodman
	Manager of AJW Manager, LLC		Manager of the General Partner